                                                                      EXHIBIT 99

                               M & F BANCORP, INC.

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of M & F Bancorp, Inc. (the "Company") certify that the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 18, 2003                           /s/ Lee Johnson, Jr.
                                                 -------------------------------
                                                 Lee Johnson, Jr.
                                                 Chief Executive Officer


Dated:  March 18, 2003                           /s/ Fohliette W. Becote
                                                 -------------------------------
                                                 Fohliette W. Becote
                                                 Chief Financial Officer


*This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.